UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-16189

Delaware	35-2108964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 20, 2019, NiSource Inc. (“NiSource”), as Borrower, entered into a Fifth Amended and Restated Revolving Credit Agreement (the “Agreement”) with the lenders party thereto, Barclays Bank PLC, as Administrative Agent, Citibank, N.A. and MUFG Bank, Ltd., as Co-Syndication Agents, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Documentation Agents, and Barclays Bank PLC, Citibank, N.A., MUFG Bank, Ltd., Credit Suisse Loan Funding LLC, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners. The Agreement extends the term of NiSource’s existing revolving credit agreement (the “Fourth Amended and Restated Revolving Credit Agreement”) from November 28, 2021 to February 20, 2024.

Other than extending the term, the Agreement substantially restates the existing Fourth Amended and Restated Revolving Credit Agreement, including representations and warranties, financial and other covenants and events of default.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing discussion of the Agreement in this report is a summary and is qualified in its entirety by the terms of the Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Fifth Amended and Restated Revolving Credit Agreement, dated as of February 20, 2019, among NiSource Inc., as Borrower, the Lenders party thereto, Barclays Bank PLC, as Administrative Agent, Citibank, N.A. and MUFG Bank, Ltd., as Co-Syndication Agents, Credit Suisse AG, Cayman Islands Branch, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, National Association, as Co-Documentation Agents, and Barclays Bank PLC, Citibank, N.A., MUFG Bank, Ltd., Credit Suisse Loan Funding LLC, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: February 20, 2019	By:	/s/ Donald Brown
Donald Brown
Executive Vice President and Chief Financial Officer